UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Dated: May 2, 2006

Commission File Number 001-13797

HAWK CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	34-1608156
(State of incorporation)	(I.R.S. Employer Identification No.)

200 Public Square, Suite 1500, Cleveland, Ohio 44114
(Address of principal executive offices) (Zip Code)

(216) 861-3553
(Registrant’s telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 2, 2006, Hawk Corporation issued a press release announcing financial results for the first quarter ended March 31, 2006. A copy of this press release was posted to Hawk's web site (www.hawkcorp.com) and a copy is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

Exhibit:
99.1 Hawk Corporation press release dated May 2, 2006

Pursuant to General Instruction B, Subsection 2 of Form 8-K, this exhibit is not "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, but is instead furnished as required by that section.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hawk Corporation

May 2, 2006	By:	/s/ Thomas A. Gilbride

Name: Thomas A. Gilbride
Title: Vice President - Finance

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